UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 20, 2011

TETRA Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

24955 Interstate 45 North
The Woodlands, Texas 77380
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 367-1983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 20, 2011, Compressco Partners, L.P. (the “Partnership”), a wholly owned subsidiary of TETRA Technologies Inc. (the “Company”), completed its initial public offering (the “Offering”) of 2,670,000 common units representing limited partner interests in the Partnership (“Common Units”) at $20.00 per Common Unit pursuant to a Registration Statement on Form S-1, as amended (File No. 333-155260) (the “Registration Statement”), initially filed on November 10, 2008 by the Partnership with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), including a prospectus regarding the Offering (the “Prospectus”) filed with the Commission on June 16, 2011 pursuant to rule 424(b).

Contribution Agreement

On June 20, 2011, in connection with the closing of the Offering, the Company entered into a contribution, conveyance and assumption agreement with the Partnership, Compressco Partners GP Inc., the general partner of the Partnership and a wholly owned subsidiary of the Company (the “General Partner”), Compressco, Inc., a wholly owned subsidiary of the Company (“Compressco”), TETRA International Incorporated, a wholly owned subsidiary of the Company (“TETRA International”) and certain of their controlled affiliates (the “Contribution Agreement”). The Contribution Agreement provided for a series of conveyances, contributions and distributions by the various parties to the Contribution Agreement of substantially all of the business, operations and related assets and liabilities of the Partnership’s predecessor including, among others, the following transactions:

•
The General Partner contributed to the Partnership, as a capital contribution, (a) all of the equity securities of Compressco Field Services, Inc.’s (“CFSI”) operating subsidiaries, which were contributed to the General Partner pursuant to the Contribution Agreement, and (b) the business conducted by CFSI and its operating subsidiaries, together with related assets and liabilities, which were contributed to the General Partner pursuant to the Contribution Agreement, in exchange for (i) a 2.0% general partner interest in the Partnership, (ii) all incentive distribution rights of the Partnership, (iii) 5,303,546 Common Units, (iv) 5,521,094 subordinated units representing limited partner interests of the Partnership (“Subordinated Units”), and (v) the right to receive up to 400,500 additional Common Units if such Common Units are not purchased by the underwriters of the Offering within 30 days of the Offering and, if such additional Common Units are purchased by such underwriters, the right to receive the proceeds from the purchase of any such additional Common Units (approximately $7.5 million based on the initial offering price of $20.00 per Common Unit, if such option is exercised in full).

•
TETRA International contributed to the Partnership (a) all of TETRA International’s equity interests in two of its operating subsidiaries, and (b) certain equipment of TETRA International, in exchange for (i) 723,211 Common Units, and (ii) 752,876 Subordinated Units.

•	The Partnership assumed and repaid $28.9 million of intercompany indebtedness using a portion of the proceeds generated by the Offering.

•	The Partnership used approximately $3.5 million of the proceeds from the Offering to reimburse the Company for certain expenses incurred in connection with the Offering.

Those conveyances, contributions and distributions were made in a series of steps outlined in the Contribution Agreement. The foregoing description of the Contribution Agreement is qualified in its entirety by reference to the full text of the Contribution Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Omnibus Agreement

On June 20, 2011, in connection with the closing of the Offering, the Company entered into an omnibus agreement (the “Omnibus Agreement”) with the Partnership and the General Partner which governs several relationships among the Company, the Partnership and the General Partner, including:

•	The General Partner’s obligation to provide all personnel and services reasonably necessary to manage and conduct the Partnership’s operations and business.

•	The Company’s obligation to cause its Mexico-based subsidiaries to provide all personnel and services reasonably necessary to manage and conduct the Partnership’s Mexico-based operations and business.

•	The Company’s obligation to provide certain corporate and general and administrative services reasonably necessary for the operation of the Partnership’s business.

•	The Partnership’s obligation to reimburse the General Partner and the Company for the costs and expenses incurred in providing such services.

•	The terms under which the parties and their affiliates may provide services and transfer equipment among the parties, including newly or previously fabricated equipment.

•
The Company’s obligation to indemnify the Partnership for certain liabilities including an obligation to indemnify the Partnership, for a period of three years, for certain environmental liabilities.  The Company’s maximum liability for the environmental indemnification will not exceed $5 million.

The Omnibus Agreement (other than the indemnification obligations described above) will terminate upon the earlier to occur of (i) a change of control of the General Partner or the Company or (ii) the third anniversary of the closing of the Offering, unless the General Partner, the Company and the Partnership decide to extend the term of the Omnibus Agreement.

The foregoing description of the Omnibus Agreement is qualified in its entirety by reference to the full text of the Omnibus Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8 K and incorporated in this Item 1.01 by reference.

Relationships

Each of the parties to the Contribution Agreement and the Omnibus Agreement, other than the Company, is either a direct or indirect subsidiary of the Company.  As a result, certain individuals, including officers and directors of the Company and General Partner, serve as officers and/or directors of one or more of such entities. In addition, the Company (as of the date of this Form 8-K) owns an indirect 81.3% limited partner interest in the Partnership through one or more subsidiaries and a 2% general partner interest and incentive distribution rights in the Partnership through the Company’s indirect ownership of the General Partner.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1
Contribution, Conveyance and Assumption Agreement, dated June 20, 2011, by and among Compressco, Inc., Compressco Field Services, Inc., Compressco Canada, Inc., Compressco de Mexico, S. de R.L. de C.V., Compressco Partners GP Inc., Compressco Partners, L.P.,  Compressco Partners Operating, LLC, Compressco Netherlands B.V., Compressco Holdings, LLC, Compressco Netherlands Coöperatief U.A., Compressco Partners Sub, Inc., TETRA International Incorporated, Production Enhancement Mexico, S. de R.L. de C.V. and TETRA Technologies, Inc.

10.2	Omnibus Agreement, dated June 20, 2011, by and among Compressco Partners, L.P., TETRA Technologies, Inc. and Compressco Partners GP Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.
By:	/s/Joseph M. Abell
Joseph M. Abell
Sr. Vice President & Chief Financial Officer
Date: June 29, 2011

EXHIBIT INDEX

Exhibit Number	Description
10.1
Contribution, Conveyance and Assumption Agreement, dated June 20, 2011, by and among Compressco, Inc., Compressco Field Services, Inc., Compressco Canada, Inc., Compressco de Mexico, S. de R.L. de C.V., Compressco Partners GP Inc., Compressco Partners, L.P.,  Compressco Partners Operating, LLC, Compressco Netherlands B.V., Compressco Holdings, LLC, Compressco Netherlands Coöperatief U.A., Compressco Partners Sub, Inc., TETRA International Incorporated, Production Enhancement Mexico, S. de R.L. de C.V. and TETRA Technologies, Inc.

10.2	Omnibus Agreement, dated June 20, 2011, by and among Compressco Partners, L.P., TETRA Technologies, Inc. and Compressco Partners GP Inc.